UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

UNITED BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

March 17, 2023
To Our Shareholders:
The Annual Meeting of the Shareholders will be held on Wednesday April 19, 2023, at 2:00 p.m. local time, at Unified Bank’s main office, 201 South Fourth Street, Martins Ferry, Ohio. Meeting activities will be limited to the Proposals set forth in the Notice of Annual Meeting of Shareholders.
The Annual Certified Audited Financial Statements of United Bancorp, Inc. are enclosed for your review prior to attending our Annual Meeting.
Payment of our regular first quarter cash dividends will be made by separate mailing on March 20, 2023. Whether or not you received your dividend check in a separate mailing is dependent upon your level of participation in our Dividend Reinvestment Plan, Direct Deposit Program or whether your stock is being held for you in a broker name. No payment has been included with this mailing of our proxy materials.
It is important that your shares are voted. Please vote by executing and returning the enclosed form of Proxy or follow the instructions to vote electronically on the Internet or by phone.
Very truly yours,
/s/ Scott A. Everson
Scott A. Everson
President and Chief Executive Officer
Enclosures

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 19, 2023
March 17, 2023
To the Shareholders of
United Bancorp, Inc.
The Annual Meeting of Shareholders of United Bancorp, Inc. will be held at 201 South Fourth Street, Martins Ferry, Ohio, on April 19, 2023, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the Proxy Statement.
Proposals:
1.
Election of Directors —  To elect FOUR directors.

2.
Advisory vote on the Appointment of the Independent Registered Public Accounting Firm

3.
Other Business — To transact any other business which may properly come before the meeting or any adjournment of it.

Shareholders of record at the close of business on March 10, 2023, will be entitled to vote the number of shares held of record in their names on that date.
We urge you to sign and return the enclosed proxy as promptly as possible or vote via the phone or Internet, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.
By Order of the Board of Directors
/s/ Randall M. Greenwood
Randall M. Greenwood
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2023
The proxy statement and form of proxy being issued in connection with the 2023 Annual Meeting of Shareholders and the Corporation’s 2022 Annual Report to Shareholders are available at www.astproxyportal.com/ast/06954.
Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience. In addition, you may also submit your proxy electronically, either by telephone or via the Internet. To do so, dial 1-800-Proxies (1-800-776-9437) or visit www.voteproxy.com and follow the simple instructions. No information is required to submit your proxy electronically other than the Corporation Number and Account Number shown on the proxy card delivered with these proxy materials.
Please contact Randall M. Greenwood, Corporate Secretary, at 740-633-0445, ext. 6181 if you would like information on how to obtain directions to be able to attend the meeting and vote in person.

UNITED BANCORP, INC.
201 SOUTH FOURTH STREET
MARTINS FERRY, OHIO 43935
PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD APRIL 19, 2023
INTRODUCTION
This Proxy Statement is being furnished to shareholders of United Bancorp, Inc. (“United Bancorp” or the “Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice (“Annual Meeting”). This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about March 17, 2023.
At the Annual Meeting, shareholders of the Corporation will be asked to:
•
Elect FOUR nominees to the Corporation’s Board of Directors.

•
Ratify the Audit Committee’s appointment of S.R. Snodgrass, P.C. to serve as the Corporation’s Independent Registered Public Accounting Firm for the 2023 fiscal year.

Voting and Revocation of Proxies
Just indicate on the enclosed proxy card how you want to vote, and sign, date and return it as soon as possible in the enclosed envelope or submit a proxy over the internet or by telephone by following the instructions on the enclosed proxy card. In those rare instances where properly signed proxy cards are returned but where no specific voting choice has been selected, the proxy card gives the Corporation the authority to vote those shares, which shares will then be voted as follows: (1) “For” the election to the Board of Directors of each of the nominees identified herein; and (2) “For” proposal 2.
The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date, by using the internet or telephonic voting feature to modify previously submitted electronic voting instructions, or by attending the Annual Meeting and notifying the Secretary of his or her intention to revoke any prior proxy and vote in person. Written notices of revoked proxies may be directed to Randall M. Greenwood, Corporate Secretary, 201 South Fourth Street, Martins Ferry, Ohio 43935.

Solicitation of Proxies
The cost of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, e-mail or telecopy without additional compensation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

MEETING INFORMATION
Date, Place and Time
The Annual Meeting of Shareholders of the Corporation will be held on Wednesday, April 19, 2023, at 2:00 p.m., local time, at Unified Bank, 201 South Fourth Street, Martins Ferry, Ohio.
Record Date, Voting Rights
Only the Corporation’s common shares can be voted at the Annual Meeting. Each share entitles its owner to one vote on all matters.
The close of business on March 10, 2023 (the “Record Date”) has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. There were approximately 3,000 shareholders (including both record holders and beneficial owners holding their shares in street name) of the Corporation’s common shares and 5,914,488 of the Corporation’s common shares outstanding as of the Record Date. Each share of the Corporation’s common stock is entitled to one vote.
The presence in person or by proxy of a majority of the outstanding common shares of the Corporation entitled to vote at the meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

OWNERSHIP OF VOTING SHARES
As of the Record Date, the following entity was the only shareholder known to the Corporation to be the beneficial owner of more than 5% of the Corporation’s outstanding common shares:
Person	Shares of Common Stock Owned	Percent of Class
United Bancorp, Inc. Employee	384,404	6.7%
Stock Ownership Plan(1)
201 South Fourth Street,
Martins Ferry, OH 43935

1.
Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. As a general matter, the ESOP trustee is required to vote both the unallocated shares and the allocated shares for which no direction by the beneficial owner has been given in the same manner as the trustee has been directed to vote a majority of the allocated shares voted in connection with the meeting. As of the Record Date, 384,404 shares had been allocated to participants’ accounts and no shares remain unallocated under the ESOP.

The following table sets forth the beneficial ownership of the Corporation’s common shares by each of the Corporation’s directors and senior executive officers, and by the directors and executive officers as a group, as of the March 10, 2023 record date.
Name of Beneficial Owner	Common Shares Owned(1)	Percent of Class
Gary W. Glessner	73,655	1.25%
John M. Hoopingarner	35,551	*
Richard L. Riesbeck	47,428	0.80%
Scott A. Everson	126,768	2.13%
Matthew F. Branstetter	44,033	*
Randall M. Greenwood	76,057	1.29%
All Directors and Executive Officers as a Group	678,682	11.47%

*
Ownership is less than 1% of the class.

1.
Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

In the aggregate, shares beneficially owned by all insiders of the Corporation (as reflected in the table above) and all other employees through the Corporation’s 401(k) and ESOP employee benefit plans, totaled 1,069,496 Shares, or 18.1% of all outstanding shares of the Corporation, as of December 31, 2022.

PROPOSAL # 1
ELECTION OF DIRECTORS
Nominees
The nominees for election at the Annual Meeting are Scott A. Everson, Gary W. Glessner, John M. Hoopingarner, and Richard L. Riesbeck, each of whom is currently a director of the Corporation. If elected, these directors will serve a one-year term expiring in 2024. The following table sets forth certain information with respect to the nominees.
Name	Age	Principal Occupation for Past Five Years	Positions and Offices Held with United Bancorp	Director Since
Scott A. Everson	55	Chairman, President and Chief Executive Officer, Unified Bank	President, Chief Executive Officer, United Bancorp, Director	2009
Gary W. Glessner	56	Certified Public Accountant; President, Glessner & Associates, PLLC; Managing Member Glessner Wharton Andrews LLC; Trustee Windmill Truckers Center, Inc.; Managing Member Tiffany’s LLC; Managing Member GWA Realty, LLC; Owner G. W. Rentals, LLC	Director	2013
John M. Hoopingarner	68	Of Counsel, McMahon DeGulis, LLP	Director	1992
Richard L. Riesbeck	73	President, Riesbeck Food Markets, Inc., a regional grocery store chain. Chairman of the Board United Bancorp, Inc.	Director Chairman	1984 2014
There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation.
VOTE REQUIRED
Directors are elected by a plurality of the vote. Consequently, the four nominees for director who receive the largest number of votes cast “FOR” will be elected as directors. Shareholders may vote “FOR” each of the nominees for election to the Corporation’s Board of Directors or may “WITHHOLD AUTHORITY” to vote their shares for one or more nominees. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, such as broker nonvotes, will have no impact on the outcome of the election of directors. Where properly executed proxy cards are returned but no voting instructions with respect to such shares are given, the shares will be voted “FOR” the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

DIRECTOR INDEPENDENCE AND RELATED PARTY TRANSACTIONS
The Board of Directors has determined that all Directors have met the independence standards of the NASDAQ Marketplace listing standards with the exception of Scott A. Everson, who is President and Chief Executive Officer of the Corporation. Directors deemed independent by the Board of Directors include Gary W. Glessner, John M. Hoopingarner and Richard L. Riesbeck.
It is customary and routine for directors, officers, significant shareholders, and each of their respective family members and affiliated entities (collectively, “Related Parties”) to do business with their community bank. Such a relationship, including routine banking business, is viewed as beneficial to the Corporation and is encouraged, so long as they are fair and reasonable to the Corporation and are entered into upon terms and conditions generally available to the public, or similar to that which could be obtained from an independent third party. Pursuant to the Corporation’s Code of Ethics and Business Conduct, United Bancorp may do business and have financial dealings with its Related Parties provided either of the following criteria is satisfied:
•
Such business or financial dealings involve United Bancorp’s subsidiary bank or any other financial services subsidiary providing banking or financial services to such person in the ordinary course of business upon terms and conditions generally available to the public, to the extent such arrangements are made in compliance with all applicable banking and securities laws and regulations; or

•
The terms and conditions of such relationship have been presented to and approved by the Audit Committee of United Bancorp’s Board of Directors, including any “related party transaction” requiring disclosure in United Bancorp’s annual meeting proxy statement. In the event any member of the Audit Committee, any entity controlled by such member, or any associate or family member of such member, proposes to engage in such a relationship with the Corporation, such member must recuse him or herself from the discussion and decision about the appropriateness of such arrangement.

Except for the general banking transactions described below, no Related Parties engaged in any transaction with the Corporation during 2022 in which the amount involved exceeded $120,000. The Corporation has engaged and intends to continue to engage in the lending of money through its subsidiary bank to its Related Parties. All loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectability or present other unfavorable features.

CORPORATE GOVERNANCE AND
COMMITTEES OF THE BOARD
The Board of Directors has adopted both the United Bancorp, Inc. Corporate Governance Guidelines and the United Bancorp, Inc. Code of Ethics and Business Conduct, both of which may be found on United Bancorp’s website at www.unitedbancorp.com. In consideration of the size, complexity, and nature of the Corporation’s business, the Board of Directors has chosen to establish separate positions for the President and the Board Chairman in order to maintain a separation of power and duties to further strengthen the governance structure. The Board Chairman is a non-employee, outside director who is not directly involved with the daily operations of the Corporation. Thus, the Board Chairman is able to focus attention on corporate structure and future strategic direction. The Board Chairman serves as the leader of the Board of Directors, presiding over full board meetings and ensuring full accountability for the shareholders’ interests. Effectively monitoring the decisions and actions of management is one of the primary roles of the Board of Directors.
The Board of Directors of United Bancorp met 4 times in 2022. The Board of Directors of United Bancorp has standing Executive, Audit, Compensation, and Nominating and Governance Committees. The Audit Committee has been established in accordance with section 3(a)(58)(A) of the Exchange Act. The membership and general function of these committees are noted below.
Executive Committee.   Mr. Riesbeck, Chairman, Mr. Scott A. Everson, President and CEO, and Mr. Hoopingarner are the members of the Corporation’s Executive Committee. The Executive Committee met 4 times during 2022. The functions of this committee are to act in the stead of the board between meetings, to receive formal vendor presentations and to review with management and set the agenda for each board meeting. The Executive Committee members also serve as advisory trustees to the Corporation’s defined benefit pension plan and as trustees to the Corporation’s 401(k) and ESOP plans.
The Executive Committee of the Board of Directors is also responsible for ensuring that an adequate risk management framework is in place and functioning as intended. A clear understanding and working knowledge of the material risks inherent to the Corporation’s activities is an absolute necessity. Material risks routinely monitored by the Executive Committee include: market risk; credit risk; compliance risk; and information technology risk. A brief description of the Executive Committee’s function in monitoring these risks follows below.
Market Risk:   Market risk is the exposure to loss resulting from changes in interest rates and equity prices. The primary market risk to which we are subject is interest rate risk. The majority of our interest rate risk arises from the instruments, positions and transactions entered into for purposes other than trading such as loans, available for sale securities, interest bearing deposits, short term borrowings and long term borrowings. Interest rate risk occurs when interest bearing assets and liabilities reprice at different times as market interest rates change.
The Board, through its Executive Committee, is responsible for monitoring interest rate risk within an overall asset/liability management framework, including monitoring the effectiveness of the processes and control procedures used by the Bank to monitor the relative mix of assets and liabilities. The principal components of asset/liability management include, but are not limited to liquidity planning, capital planning, gap management and spread management.
Credit Risk:   The risk of nonpayment of loans, or credit risk, is inherent in commercial banking. The Board, through its Executive Committee, is also responsible for monitoring credit risk by periodically evaluating loan review reports generated both internally by the Bank and externally by a third party engaged to perform a loan review analysis. The Executive Committee attempts to reduce the Bank’s credit exposure by carefully monitoring the concentration of its loans within specific industries and through loan application and approval procedures.
Compliance Risk:   The banking industry is heavily regulated, and the activities and operations of the Bank are subject to a number of detailed, complex and sometimes overlapping laws and regulations. The Board, through its Executive Committee, is also responsible for overseeing the Bank’s compliance with these various laws and regulations, which include without limitation state usury and consumer credit laws, state laws relating to fiduciaries, the Federal Truth-in-Lending Act (Regulation Z), the Federal Equal Credit Opportunity Act (Regulation B), the Fair Credit Reporting Act (Regulation V), the Truth in Savings Act (Regulation DD), the Community Reinvestment Act (Regulation BB), anti-redlining legislation and antitrust laws. As part of this process, the Executive Committee also monitors the effectiveness of the internal controls implemented to safeguard against operational risks, including, but not limited to, data processing system failures and errors, customer or employee fraud and catastrophic failures resulting from terrorist acts or natural disasters.
Information Technology Risk:   The Board, through its Audit Committee, is responsible for monitoring information technology (IT) risk. In connection with IT governance, issues related to cyber security are continually evaluated by the Audit Committee, and the findings, determinations and actions of that committee are routinely reported to the full Board. Overall, the IT risk assessment focuses on information and information systems applicable primarily to the operations of the Bank. Without reliable and properly secured information systems, business operations could be severely disrupted. Likewise, the preservation and enhancement of the Corporation’s reputation is directly linked to the way in which both information and information systems are managed. Maintaining an adequate level of security is one of several important aspects of managing IT risk.
Audit Committee.   Mr. Glessner, Chairman, and Messrs. Riesbeck and Hoopingarner are the members of the Audit Committee. The Audit Committee met

3 times during 2022. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation’s financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which may be found on the Corporation’s website at www.unitedbancorp.com. All members of the Audit Committee meet the independence standards of the NASDAQ Marketplace listing standards. The Board of Directors has determined that Gary W. Glessner is an audit committee financial expert for the Corporation and is independent as described in the preceding sentence. The report of the Audit Committee for 2022 appears under the caption “Report of the Audit Committee”.
Compensation Committee.   Mr. Riesbeck, Chairman, and Mr. Hoopingarner are the members of the Compensation Committee. The Compensation Committee met once during 2022. All members of the Compensation Committee meet the independence standards of the NASDAQ Marketplace listing standards. Director and executive officer compensation are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found on the Corporation’s website at www.unitedbancorp.com. Mr. Scott A. Everson, President and Chief Executive Officer of the Corporation, did not participate in any deliberations or decisions regarding his own respective compensation, but may advise this committee with respect to the compensation of other executive officers.
Nominating and Governance Committee.   Mr. Hoopingarner, Chairman, and Mr. Riesbeck are the members of the Nominating and Governance Committee, both of whom meet the independence standards of the NASDAQ Marketplace listing standards. The Board of Directors has adopted a Nominating and Governance Committee Charter which may be found on the Corporation’s website at www.unitedbancorp.com. This Committee met once in 2022.
This Committee develops and recommends to the Board corporate governance policies and guidelines for the Corporation and for the identification and nomination of Director and committee member candidates and recommends director candidates to the Board of Directors for nomination in accordance with the Corporation’s Amended Code of Regulations. In executing the latter function, the Committee will investigate and assess the background and skills of potential candidates. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Governance Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Nominating and Governance Committee members (individually or as a group), meet the Corporation’s Chief Executive

Officer and other executive officers and ultimately meet many of the other Directors. The Nominating and Governance Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.
United Bancorp’s Corporate Governance Guidelines and Code of Ethics and Business Conduct set forth the following criteria for Directors: independence (a majority of the Directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation’s business; depth and breadth of business and civic experience in leadership positions; and ties to United Bancorp’s geographic markets. Solely for purposes of maintaining a diverse mix of individuals on the Board of Directors, special consideration is given to experience, skills or expertise, and the depth and breadth of their business and civic experience in leadership positions. As currently comprised, the Board of Directors is a diverse group of individuals who are drawn from various market sectors and industry groups with a presence in the Bank’s markets. Board members are individuals with knowledge and experience who serve and represent the Corporation’s geographic footprint throughout the counties and communities served. Current board representation by outside directors demonstrates a background in regional government, insurance, and retail, with the expertise of these individuals covering a broad array of skills including corporate management, human resource management, strategic planning, business acquisitions, and retail and small business operations. In addition, generational attributes further broaden the diversity of the full board. What follows is a brief description of the particular experience and qualifications of each member of the Corporation’s Board of Directors.
Scott A. Everson
Scott A. Everson, President and Chief Executive Officer of United Bancorp, Inc., Martins Ferry, Ohio was appointed to the Board of Directors of United Bancorp, Inc. in August 2009 having served as the Senior Vice President and Chief Operating Officer of the Corporation since 2002. In April 2011 he was appointed the Corporation’s Executive Vice President and Chief Operating Officer followed by his appointment to President and Chief Operating Officer in April 2013 and to his current position of President and Chief Executive Officer in April 2014.
Mr. Everson graduated from Westminster College in 1990 with a Bachelor’s Degree in Business Administration/Finance. He joined the Bank on a full-time basis in 1991 and rose through the ranks of lending and retail banking to become the Bank’s Senior Vice President of Retail Banking in April 1999. In May 2002, he was appointed President and Chief Operating Officer and a Director of the Bank, becoming the Bank’s Chief Executive Officer in November 2004. In April 2014, Everson was appointed to his current position with the Bank of Chairman, President and Chief Executive Officer.

Everson has received additional education throughout his career, graduating from the Ohio School of Consumer Credit, the Ohio School of Banking, the Graduate School of Banking at the University of Wisconsin, and the Executive Banking Institute in Austin, Texas. In addition, he also serves on the Government Relations Council of the Ohio Banker’s League, and the Wheeling Business Advisory Council of the Federal Reserve Bank of Cleveland keeping abreast of the many legislative issues that confront the banking industry.
Gary W. Glessner
Gary W Glessner, CPA, is President and managing member of Glessner & Associates, PLLC, a Certified Public Accounting Firm, managing member of Glessner Wharton, Andrews Insurance Group, LLC, an Independent Insurance Agency, managing member of Glessner Snodgrass Wealth Management, LLC, a wealth management firm all located in Wheeling, WV, and holds a license for life, health, annuity, property & casualty insurance. Furthermore, Mr. Glessner is the managing member of GW Rentals, LLC, a diverse real estate holding company, a member of Tiffany’s, LLC, a member of Red Stripe & Associates, LLC, Vice President of Windmill Truckers Center, Inc., and Vice President of Glessner Enterprises, Inc. Mr. Glessner has extensive diverse experience in business management as the owner of several businesses throughout the Tri-State Area.
Mr. Glessner received a bachelor’s degree in Accounting from Wheeling College in 1989 and obtained his Certified Public Accountant (CPA) license in 1993, Life & Annuity license in 2004, and Property & Casualty license in 2009.
Mr. Glessner was appointed a director on the Boards of United Bancorp, Inc. (UBCP) and its wholly-owned subsidiary, Unified Bank in 2013. He was designated as Chairman of the UBCP and Unified Bank Audit Committee in April 2014 as the Corporation’s designated “financial expert” and also serves on the Bank’s Executive Committee. Mr. Glessner currently serves on the Board of Directors/Trustees of the Linsly School.
Mr. Glessner’s memberships include American Institute of Certified Public Accountants, WV Society of CPAs — State and Wheeling Chapters, Wheeling Area Chamber of Commerce, and the Elm Grove Business Association.
John M. Hoopingarner
John M. Hoopingarner, Esq, is affiliated with McMahon DeGulis LLP, an environmental law firm with offices in Cleveland, Columbus and Cincinnati, Ohio. His practice is focused on water law and related natural resource issues affecting Ohio conservancy districts, and offering counsel to other water conservation and recreational professionals. Hoopingarner earned his Bachelor of Arts from Muskingum College in 1976 and his Juris Doctor degree from Ohio Northern University School of Law in 1979.
Prior to his current position, Mr. Hoopingarner, served as the Executive Director & Secretary of the Muskingum Watershed Conservancy District from 1989 to 2020, was in private practice for 10 years, was co-owner of a title company and taught real estate law as an adjunct instructor at Kent State University, Tuscarawas. Mr. Hoopingarner was elected to the Board of Directors of the Corporation’s affiliate, The Citizens-State Bank of Strasburg, in 1990 and served on its Executive Committee. He became a member of the Unified Bank Board when The Citizens-State Bank was merged into its charter in 1999 and now serves as a member of its Executive Committee. He was elected to the Corporation’s board in 1992 and serves as a member of its Executive Committee, its Audit Committee, its Compensation Committee, and Chair of its Nominating and Governance Committee.
Mr. Hoopingarner has extensive experience serving on boards of local and regional nonprofit and other organizations including prior service on the boards of the Dover Public Library, the Tuscarawas County YMCA, the Tuscarawas County Board of Developmental Disabilities, the Ohio Association of County Boards of Developmental Disabilities, the Muskingum River Advisory Council, the Water Management Association of Ohio, the Water Research Foundation of Ohio, the Ohio Water Resources Council and the Foundation for Appalachian Ohio . He currently serves as a member of the Board of Trustees of the Tuscarawas County YMCA and as President of the Board of the Muskingum Watershed Conservancy Foundation. In 2015, Hoopingarner was appointed by Governor Kasich to the Ohio River Valley Water Sanitation Commission (ORSANCO). In 2021, he was re-appointed to ORSANCO by Governor DeWine and continues to serve on the commission. Mr. Hoopingarner is also active in numerous professional associations.
Richard L. Riesbeck
Richard L. Riesbeck was appointed in 1982 by family stockholders as President and Chief executive Officer of Riesbeck Food Markets, Inc., a privately-owned retail firm with 1,400 employees operating 17 supermarkets in Ohio and West Virginia. He is a graduate of Mountain State College, Wheeling Jesuit University and Muskingum University. He holds baccalaureate and graduate degrees in accounting, leadership and organizational development and a post-graduate certificate from Cornell University.
Riesbeck was elected in 1984 as a Director of United Bancorp, Inc., a publicly-traded NASDAQ company based in Martins Ferry, Ohio where he serves as designated Lead Director. He is a member of Executive, Audit, and Compensation Committees and in 2014, he was named Chairman of United Bancorp, Inc. He is also a member of the Advisory Board of the Federal

Reserve Bank of Cleveland and he serves as board member and Independent Operator Committee and Investment Committee member of Food Marketing Institute, an international trade association of food wholesalers and retailers.
Mr. Riesbeck’s past board services include 15 years as a board member and committee chair at Wheeling Hospital and as a board member and chair of Wheeling Jesuit University. He is also an adjunct faculty member of West Liberty University in Wheeling, West Virginia. Three children and five grandchildren complete the family circle. He resides on Seneca Lake Ohio with his wife, Michelle.
The Nominating and Governance Committee is empowered to engage a third party search firm to assist it in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Corporation and its subsidiaries have sufficient networks of business contacts to identify candidates. The Nominating and Governance Committee did not engage any director search firm in 2022 and, accordingly, paid no fees to any such company. United Bancorp’s Corporate Governance Guidelines provide also that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chairman of the Nominating and Governance Committee. Submissions are to be addressed to the Chairman of the Nominating and Governance Committee at the Corporation’s executive offices, which submissions will then be forwarded to the Chairman. The Nominating and Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The submission should be made no later than December 31st of each year for consideration in regard to the next annual meeting of shareholders. The Nominating and Governance Committee is not obligated to recommend to the Board, nor the Board to nominate any such individual for election.
Neither the Board nor the Nominating and Governance Committee have implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2022, all United Bancorp, Inc. Directors attended the Annual Meeting. In addition, each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served during 2022.
The Corporation has not adopted any practice or policies regarding the ability of directors or employees (including officers), or their designees, to purchase financial instruments, or otherwise engage in transactions, that are designed to hedge or offset any decrease in the market value of the Corporation’s stock held by such insiders.

AUDIT COMMITTEE REPORT
The Audit Committee of the United Bancorp Board of Directors (the “Committee”) is composed of three directors, each of whom is independent as defined by the NASDAQ Marketplace listing standards, and operates under a written charter adopted by the Board of Directors.
Management is responsible for the Corporation’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and to issue a report thereon. The Committee’s responsibility is to monitor and oversee the processes. In this context, the Committee has met and held discussions with management and the independent auditors. In discharging its oversight responsibility as to the audit process, the Committee: (i) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditor’s communications with the audit committee concerning independence; (ii) discussed with the auditors its independence, including any relationships that may impact their objectivity and independence; and (iii) satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of United Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.
The Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the Commission and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.
The Committee reviewed and discussed the audited consolidated financial statements of United Bancorp as of and for the year ended December 31, 2022, with management and the independent auditors. Based on the aforementioned review and discussions with management and the independent auditors, the Committee recommended to the Board that United Bancorp’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission. The Committee also appointed the independent auditors.
Audit Committee
Gary W. Glessner, Chairman
John M. Hoopingarner
Richard L. Riesbeck

SELECTION OF AUDITORS
For the fiscal year ended December 31, 2022, S.R. Snodgrass, P.C. (“Snodgrass”) served the Corporation as independent auditor.
The Audit Committee has retained Snodgrass as United Bancorp’s independent auditor for fiscal year 2023. We expect representatives of Snodgrass to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.
On September 29, 2022, FORVIS, LLP (“FORVIS”) was dismissed as the independent registered public accounting firm for the Corporation effective immediately. FORVIS is a product of the 2022 merger between BKD, LLP and Dixon Hughes Goodman, LLP. The decision to dismiss FORVIS was approved by the Audit Committee of the Board of Directors of the Corporation. The basis for the dismissal of FORVIS is its acquisition of ProBank Austin (“ProBank”), which will become effective on October 1, 2022. ProBank is a nationally respected provider of loan review, regulatory compliance, asset/liability and interest rate risk management, and capital advisory services to financial institutions. ProBank is currently retained by Unified Bank, the Corporation’s wholly-owned commercial bank subsidiary, which engagement will effectively eliminate the independence of FORVIS under applicable SEC requirements and accounting guidance immediately upon the consummation of such acquisition.
During the years ended December 31, 2021 and 2020 and the subsequent interim period through September 29, 2022, there were no: (1) disagreements with FORVIS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.
The audit reports of FORVIS on the consolidated financial statements of the Corporation as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
The Corporation filed a Current Report on Form 8-K with the SEC on September 30, 2022 to report the dismissal of FORVIS, which filing included as an Exhibit item the letter from FORVIS required by Item 304(a)(3).
On September 29, 2022 the Corporation’s Audit Committee also approved the appointment of Snodgrass as the Corporation’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2022. During the fiscal years ended December 31, 2021 and 2020 and through September 29, 2022, neither the Corporation, nor anyone acting on its behalf, consulted Snodgrass regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Corporation, and no written report or oral advice was provided to the Corporation by Snodgrass that was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
PRINCIPAL ACCOUNTING FIRM FEES
The following table sets forth the aggregate fees billed to United Bancorp for the fiscal year ended December 31, 2021 by BKD and 2022 by BKD and Snodgrass in the aggregate.
	2021	2022
Audit Fees	$165,700	$160,826
Audit related	—	—
Tax Fees	17,000	17,000
Total	$182,700	$177,826
The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below. The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided during 2022 by either BKD, LLP or Snodgrass pursuant to these exceptions.

PROPOSAL #2
ADVISORY VOTE ON THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors proposes and recommends that the shareholders ratify on an advisory basis the selection by the Committee of the firm of S.R. Snodgrass, P.C. to serve as its independent registered public accounting firm for the Corporation for the year 2023. The firm has served as independent auditors for the Corporation since 2022. Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution approving Snodgrass as the Corporation’s independent registered public accounting firm is rejected by the shareholders then the Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Corporation and its shareholders.
VOTE REQUIRED
Shareholders may vote “FOR” or “AGAINST” this proposal or may indicate their intention to “ABSTAIN” from voting thereon. Proxies in the form solicited hereby which are properly executed and returned to the Corporation will be voted “FOR” this non-binding proposal unless otherwise indicated by the shareholder. The affirmative vote of the holders of Shares entitling them to exercise a majority of the voting power of the Corporation is required to adopt this advisory resolution. As a consequence, abstentions and broker non-votes effectively constitute votes cast “Against” such proposal.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THIS NON-BINDING ADVISORY PROPOSAL.

EXECUTIVE COMPENSATION
AND OTHER INFORMATION
The following information relates to compensation of management for the year ended December 31, 2022, unless otherwise noted below. During 2022, Mr. Everson principally served as Chairman, President and Chief Executive Officer of Unified Bank, which is the wholly owned subsidiary of the Corporation.
Compensation Overview
Introduction.   The Compensation Committee administers our executive compensation program. The committee, which is composed entirely of independent directors, is responsible for reviewing and determining executive officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the board with respect to director compensation. Scott A. Everson, the Corporation’s President and Chief Executive Officer, participated with respect to decisions concerning other executive officers of the Corporation for 2022.
The Compensation Committee operates under a charter adopted by the board of directors. The Compensation Committee annually reviews the adequacy of its charter and recommends changes to the board for approval. The charter grants the Committee the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties. No compensation consultants were retained in connection with compensation determinations for 2022. The Compensation Committee meets at scheduled times during the year and also acts upon occasion by electronic written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the board of directors.
Compensation Philosophy.   Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. The Board of Directors believes a key to attracting and retaining good management and directors is a competitive compensation program. Toward this end, the management compensation committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:
▪
Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

▪
Motivate Executive Officers to achieve strategic business goals.

▪
Provide competitive compensation opportunities critical to the Corporation’s long-term success.

The committee collects and analyzes comparative executive compensation information from relevant peer groups, then approves executive salary adjustments. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, and management performance appraisals.
The Committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to the Corporation and its subsidiaries.
There are three principal components of the compensation program for all Executive Officers of the Corporation and its commercial bank subsidiary: (i) a base salary component; (ii) a cash bonus incentive component; and (iii) a long-term equity compensation component. In 2008 the Corporation’s shareholders approved The United Bancorp, Inc. 2008 Stock Incentive Plan (the “2008 Plan”), which expired by its terms on April 15, 2018, ten years after its adoption, so awards may no longer be made under the 2008 Plan. At the 2018 Annual Meeting of Shareholders, the Corporation’s shareholders approved the United Bancorp, Inc. 2018 Stock Incentive Plan (the “2018 Plan.”). To date, 142,500 awards have been granted under the 2018 Plan. The Corporation also has a 401(k), and an employee stock ownership plan and a defined benefit pension plan.
In making its decisions regarding annual salary adjustments, the committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal. These are established for each executive position and the performance of the incumbent executive is evaluated annually against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.
The accounting and tax treatment of particular forms of compensation do not materially affect the committee’s compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.
Components of Compensation.   The elements of total compensation paid by the Corporation to its senior officers, including the Chief Executive Officer (the “CEO”) and the other executive officers identified in the Summary Compensation Table which appears following this Compensation Overview (referred to collectively herein as the “Named Executive Officers”), include the following:
•
Base salary;

•
Awards under our cash and stock-based incentive compensation programs;

•
Awards under our 401(k) and employee stock ownership plan; and

•
Benefits under our life, health and disability plans.

Base Salary.   The base salaries of the Named Executive Officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. To establish base salary for 2022, the Committee reviewed the 2022 Bank Compensation & Benefits Survey — a partnership of the Ohio Bankers League, Illinois Bankers Association, Iowa Bankers Association & Missouri Bankers Association. Salary income for each Named Executive Officer for calendar year 2022 is reported in “Salary” column of the Summary Compensation Table, which appears following this Compensation Overview. The base salary amounts shown in the Summary Compensation Table include directors fees paid in 2022 for service as a director of United Bancorp or its subsidiary bank in the following amounts for executive officers:
Incentive Cash Compensation.   United Bancorp has established a short-term incentive compensation plan that provides for cash awards upon the achievement of performance targets established for each executive officer. The cash-based plan is designed to reward achievement of short-term performance goals. For 2022, the Compensation Committee selected goals based on United Bancorp’s earnings per share. At the bank level, the Committee selected goals based on growth in loans and deposits, return on assets and return on equity. Threshold, target and maximum performance goals were set.
The amount of the annual cash bonus that may be earned by an executive officer is based on his or her base salary and is weighted to reflect each participant’s ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting. Awards under the Corporation’s cash incentive compensation plan are generally based on the Corporation’s earnings per share for the year and the satisfaction of bank performance benchmarks. The exact weighting and mix of these goals varies among the executive officers. For more information regarding the structure of this plan, see the narrative disclosure that supplements the Summary Compensation Table provided below.
Long Term Restricted Stock Awards.   In keeping with the Board’s belief that key to attracting and retaining good management and directors is a competitive compensation program, in 2008 the Board, through the recommendation of its Compensation Committee, implemented a restricted stock awards program (the “Awards Program”) in accordance with the terms of the 2008 Plan, which Plan expired by its terms on April 15, 2018, ten years after adoption by the Corporation’s shareholders. At the 2018 Annual Meeting of Shareholders, shareholders approved the 2018 Plan, which reserved 500,000 shares of the Corporation’s common stock for issuance thereunder for purposes of continuing the Awards Program. The Awards Program is designed to retain the services of participating individuals by requiring them to maintain a period of continued employment with the Corporation before the ownership of their respective stock award vests. At the time of grant, the receipt of the shares becomes a fully taxable event to participants based upon the current value of the shares, and the acceptance of the shares is subject to the participant’s execution of a non-compete agreement which will take effect if the participant chooses to leave employment prior to normal retirement with the Corporation.
401(k) and Employee Stock Ownership Plan.   The Corporation also offers a 401(k) plan, which covers all employees who have attained the age of 18 and have completed one year of service. Eligible employees may contribute up to $20,500 in 2022 and employees who have attained the age of 50 years or older may contribute an additional $6,500 in 2022. The Corporation may make a discretionary matching contribution equal to a percentage of each participant’s elective deferral not to exceed 6% of the participant’s annual compensation. For 2022 employer contributions are invested in the common stock of United Bancorp, Inc. under the Employee Stock Ownership Plan. Employee contributions are always vested. Employer contributions become 100% vested after 3 years of service. The Corporation’s contributions to the Employee Stock Ownership Plan made on behalf of the Named Executive Officers are included in the “all other compensation” column in the Summary Compensation Table.
Defined Benefit Pension Plan.   The Corporation has a defined benefit pension plan which covers all employees 18 or over who have completed 1,000 hours of service during an anniversary year, measured from the date of hire. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service and compensation rates. Effective January 1, 2014, the Corporation amended the plan to change the calculation for determining the benefit payout upon retirement. Under the modifications, benefits earned under the “Final Average Earnings” formula have been frozen, and all employees will earn future benefits using the Career Average Earnings formula. The plan may provide monthly benefits commencing as early as age 50, but not later than age 70, for employees who terminate employment or retire with 5 or more years of credited service. The plan is integrated with social security covered compensation.
Group Life, Health and Disability Benefits.   The Corporation provides healthcare, life and disability insurance and other employee benefits programs to its employees, including its senior officers. The committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by other members of the relevant peer groups so as to assure that the Corporation is able to maintain a competitive position in terms of attracting and retaining officers and other employees. Except for United Bancorp’s split dollar life insurance arrangements with its executive officers and certain directors our employee benefits plans are provided on a non-discriminatory basis to all employees.
United Bancorp has split-dollar life insurance arrangements with certain executive officers and certain directors that provide certain death benefits to the executive’s and director’s beneficiaries upon his or her death. The agreements provide a pre- and post-retirement death benefit payable to the beneficiaries of the executive in the event of the executive’s death. The Corporation has purchased life insurance policies on the lives of all participants covered by these agreements in amounts sufficient to provide the sums necessary to pay the beneficiaries, and the Corporation pays all premiums due on the policies. Under the arrangements, directors have the right to designate beneficiaries of death proceeds up to $100,000, subject to forfeiture of that right upon the occurrence of certain events. The Named Executive Officers have the right to designate beneficiaries of death proceeds up to four times the Named Executive Officer’s annual base salary, subject to forfeiture of that right upon the occurrence of certain events. The economic benefit (the imputed income amount of this insurance) for the year 2022 to the Named Executive Officers is included in the amounts for each of these executive officers set forth in the Summary Compensation Table under the column “All Other Compensation.” The economic benefit (the imputed income amount of this insurance) for the year 2022 to the directors is set forth in the Director Compensation Table under the column “All Other Compensation.”
The Corporation also provides a reasonable level of personal benefits, and perquisites to one or more Named Executive Officers to support the business interests of the bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers.
As part of its compensation program the Corporation has entered into agreements with each of the Named Executive Officers pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive’s terms and conditions of employment. See Employment Contracts and Payments Upon Termination or “Change in Control” below for a more detailed description of these events. The Corporation believes that this structure will help: (i) assure the executives’ full attention and dedication to the Corporation, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control, (ii) assure the executives’ objectivity for shareholders’ interests, (iii) assure the executives of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.
2022 Executive Officer Compensation.   For 2022 the executive officers named in the Summary Compensation Table received salaries that were intended to maintain their compensation at a competitive level. Adjustments in 2022 base salary were based upon each Named Executive’s annual performance review, an annual review of peer compensation, and the overall performance of the Corporation. These adjustments are consistent with the Corporation’s salary budget which is approved by the compensation committee and becomes part of the overall budget approved annually by the board of directors.
The following table sets forth the annual and long-term compensation for United Bancorp’s Chief Executive Officer and its two other highest paid executive officers, as well as the total compensation paid to each individual during United Bancorp’s last three completed fiscal years.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Scott A. Everson President & Chief Executive Officer United Bancorp, Inc. Principal Position CEO Unified Bank	2022	431,375				118,573		11,224	561,172
	2021	412,075			—	162,199		17,318	591,592
	2020	356,853		162,500	—	125,397		16,375	661,125
Matthew F. Branstetter Senior Vice President Chief Operating Officer United Bancorp, Inc. Principal Position Chief Operating and Lending Officer Unified Bank	2022	215,213				47,347		5,444	268,004
	2021	203,031				67,000		7,698	277,729
	2020	197,118		130,000		60,613		7,893	395,624
Randall M. Greenwood Senior Vice President, Chief Financial Officer United Bancorp, Inc. Principal Position, CFO, United Bancorp, Inc.	2022	203,482		—		44,706		2,777	250,965
	2021	191,851		—		63,311		9,682	264,844
	2020	184,417		130,000	—	56,708		5,928	377,053

1.
Pursuant to the deferred compensation plan implemented by United Bancorp, Inc. for the benefit of its corporate directors.

2.
The amounts shown in this column for the most recently completed fiscal year were derived from the following figures: (1) contributions by United Bancorp to its 401(k) Plan: Mr. Branstetter $524 and Mr. Greenwood $278 and (2) the economic benefit of life insurance coverage provided for the Named Executive Officers: Mr. Scott A. Everson $5,540; Mr. Branstetter $844 and Mr. Greenwood $1,049. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each Named Executive Officer are less than the reporting threshold value of $10,000, but the value of such perquisites for each of the years reported have been included above.

3.
Represents the fair market value on the grant date of restricted stock awards. These awards are earned and cliff vest over 9.5 years from the date of award.

The Corporation maintains a cash-based incentive compensation plan, payments pursuant to which are reported under the column headed “Non-Equity Incentive Plan Compensation.” The amount of the annual cash bonus that may be earned by an executive officer under this plan is based on his or her base salary and is weighted to reflect each participant’s ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting. The multiple for calculating the maximum bonus of Scott A. Everson, the Corporation’s Chief Executive Officer, is set at 25% of his base salary for the year (the “Base Multiple”). The Base Multiple for Matthew F. Branstetter and Randall M. Greenwood, the Corporation’s Senior Vice Presidents, are set at 20% of their base salary for the year.
Awards under the Corporation’s cash-based incentive compensation plan are based on two general and independent criteria: (1) the Corporation’s earnings per share growth and/or a discretionary level of cash incentive award; and (2) the performance of Unified Bank (the “Bank”) in the following categories: loan and deposit growth; return on average assets; and return on average equity. Under the plan, the potential incentive award of the Corporation’s Named Executive Officers for the year is 75% based upon the Corporation meeting or exceeding its earnings per share from the previous year. The balance of 25% of this cash-based incentive compensation is based upon the Bank’s financial performance. Under the plan, each executive officer is entitled to receive earnings per share incentive awards as follows:
• Earnings per share equal to previous year:	75% of Base Multiple
• 05% Increase in earnings per share over previous year:	100% of Base Multiple
• 10% Increase in earnings per share over previous year:	125% of Base Multiple
• 15% Increase in earnings per share over previous year:	150% of Base Multiple
• 17% Increase in earnings per share over previous year:	175% of Base Multiple
• 20% Increase in earnings per share over previous year:	200% of Base Multiple
The Corporation’s diluted earnings per share for 2021 was $1.62 compared to $1.50 for 2022. During 2022, the Compensation Committee approved a discretionary award level of 100% of base multiple given the relative performance of the Company and subsidiary relative to the industry in 2022.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott A. Everson	—	—	—	—	—	25,000	$368,000	—	—
Matthew F. Branstetter						20,000	$294,400
Randall M. Greenwood	—	—	—	—	—	20,000	$294,400	—	—

1.
Awards granted to Scott Everson (25,000 shares), Randall Greenwood (20,000 shares) and Matthew Branstetter (20,000 shares) vest in August 2027 and June 2030.

2.
Market value of $14.72 per share of the Registrants stock as of December 31, 2022.

In keeping with the Board’s belief that a key to attracting and retaining good management and directors is a competitive compensation program, in 2009 the Board, through the recommendation of its Compensation Committee, implemented a restricted stock awards program (the “Awards Program”) in accordance with the terms of the shareholder-approved 2008 Stock Incentive Plan. As of December 31, 2022, the Corporation had an aggregate of 115,000 restricted common stock awards to certain Officers and Directors of the Corporation under the 2008 Plan. These awards will cliff vest at the earliest of the individuals’ normal retirement date or 9 years and 6 months from date of grant.
The 2008 Plan expired by its terms on April 15, 2018, ten years after its adoption, so awards may no longer be made under the 2008 Plan. All existing awards granted under the 2008 Plan prior to its termination remain outstanding in accordance with their terms. At the 2018 Annual Meeting of Shareholders, shareholders approved the 2018 Plan, which reserved 500,000 shares of the Corporation’s common stock for issuance thereunder for purposes of continuing the Awards Program. To date, 142,500 shares have been granted under the 2018 Plan.

Unvested shares under both the 2008 and 2018 Plans are entitled to receive dividends and may be voted on matters requiring shareholder approval by the respective participants.
Employment Contracts and Payments upon Retirement, Termination or
“Change in Control”
The Corporation has entered into change-in-control agreements with Messrs. Everson, Branstetter and Greenwood. The agreements provide that Mr. Scott A. Everson, Mr. Matthew F. Branstetter and Mr. Randall M. Greenwood will be entitled to a lump sum severance benefit in the event of their involuntary termination of employment (other than for cause) following a “change in control” of the Corporation, as defined in the Agreements. In the event of a change in control and the involuntary termination of employment, the agreements provide that: Mr. Scott A. Everson will each receive a lump sum cash payment equal to 2.99 times his respective annual compensation; and Mr. Branstetter and Mr. Greenwood would receive a lump sum cash payment equal to 2.0 times their annual compensation.
The material terms of the Corporation’s defined benefit pension plan, its 401(k) and Employee Stock Ownership Plan, and the split-dollar life insurance arrangements maintained with respect to its executive officers and certain directors are discussed in the section of this proxy statement captioned “Compensation Overview.” In addition, the material terms of the Corporation’s Deferred Compensation Plan, in which certain Directors and Named Executive Officers may participate, are discussed below.
Pay-Versus-Performance Table
Year	Summary Compensation Table Total for PEO($)(1)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)	Net Income ($)(4) (000’s)
2022	604,798	582,423	272,098	254,198	$122.50	8,657
2021	591,592	744,780	271,287	393,837	$127.34	9,451

1.
Scott A. Everson was the Registrant’s Principal Executive Officer (PEO) for each of the 2021 and 2022 fiscal years

2.
For the 2021 and 2022 fiscal years, the Registrant’s Non PEO NEOs were: Matthew F. Branstetter; and Randall M. Greenwood.

3.
The amounts disclosed reflect the following adjustments to the amounts reported in the Summary Compensation Table.

	2022		2021
Adjustment	PEO ($)	Non-PEO NEOs ($)	PEO ($)	Non-PEO NEOs ($)
Less Grant date value of equity awards	NA	NA	NA	NA
Year-end fair value of current year award	NA	NA	NA	NA
Year-over-year change in fair value of unvested awards	(48,500)	(38,800)	127,500	102,000
Change in value of awards vesting during the current year	6,750	5,400	NA	NA
Dividends paid on unvested awards	19,375	15,500	25,688	20,550
Total adjustments	(22,375)	(17,900)	153,188	122,550

4.
As reported on Registrant’s Consolidated Statements of Income for the applicable fiscal reporting year, as provided under Part II Item 8 of Registrant’s Annual Report on Form 10-K.

Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gary W. Glessner	$48,437	—	—	—	$154	$48,591
John M. Hoopingarner	$53,551	—	—	—	$276	$53,827
Richard L. Riesbeck	$58,499	—	—	—	$463	$58,962

1.
Relates to restricted stock awards that generally cliff vest 9.5 years from the date of issuance. At year-end, the outside directors had the following number of unvested shares of restricted stock: Mr. Glessner (20,000 shares); Mr. Hoopingarner (10,000 shares); and Mr. Riesbeck (15,000 shares).

The table above provides information on the compensation paid to the Corporation’s outside Directors during 2022. Information regarding compensation paid to S. Everson, including compensation paid for his service as a Director, is provided in the Summary Compensation Table. The Corporation compensates each director for services as a director in the following manner: each director receives an annual retainer fee of $7,500 regardless of board meeting attendance and $1,948 per meeting attended. Each member of the Executive Committee and Compensation Committee receives $362 for each meeting attended. The Chairman of the Audit Committee receives an annual retainer of $1,000 and $659 per Audit Committee meeting attended, while all other members of the Audit Committee receive $408 per

Audit Committee meeting attended (other than those held in connection with a full meeting of the Board of Directors). The Corporation’s outside Chairman receives an additional $5,000 retainer and as the Bank’s Lead Director he receives an additional retainer of $1,000. Amounts included in the “Fees Earned or Paid in Cash” column also include retainers and meeting fees paid to each for service on the Bank’s Board of Directors. Amounts indicated under the “All Other Compensation” column represent the annual economic benefit imputed to each of the respective directors under the Corporation’s split dollar life insurance arrangement for the year 2022.
The Corporation has also established a deferred compensation plan for the benefit of its directors, officers and the directors of its subsidiary bank. The Plan is an unfunded deferred compensation plan for tax purposes and for purposes of Title I of ERISA. Amounts deferred under the Plan shall remain unrestricted assets of the Corporation, and participants have the status of general unsecured creditors of the Corporation. Any director or officer who desires to participate in the Plan may elect for any year, on or before the 31st day of December of the preceding year, to defer all or a specified part of the fees and up to 50% of incentive award amounts which thereafter shall be payable to him for services in the succeeding year. Additionally, such an election may be made at any time within thirty (30) days following the date on which a person is elected to the Board of Directors if such person was not a member of the Board on the preceding December 31st, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. A Director may also make such an election within thirty (30) days following adoption of the Plan by such subsidiary of United Bancorp, Inc. which had not previously participated in the Plan, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. At least annually a participant’s account balances or credits shall be deemed to be invested in United Bancorp, Inc. Common Stock and the account shall be credited with any subsequent dividends with respect to the Common Stock credited to his or her account.
When a participant ceases to be a member of the Board or an Officer, the Corporation shall pay him or her in equal annual installments or at his irrevocable election, in one lump sum, the aggregate number of shares of United Bancorp, Inc. Common Stock, (including, without limitation shares deemed to be acquired through reinvested dividends) that are credited to his or her account as of the close of business on the date of the termination of his membership on the Board or termination of his or her as an Officer of the Corporation, together with any cash account balance which has not yet been deemed invested in United Bancorp, Inc. Common Stock. The annual installment payment option shall be over a period not to exceed ten years.

Amounts deferred by participant during 2022 are indicated in the table below.
Name	Director Compensation Deferred in Last FY ($)
Scott A. Everson	$	—(1)
Gary W. Glessner		$48,437
John M. Hoopingarner		$13,388
Richard L. Riesbeck		$11,699

1.
This amount represents director fees reported as Salary in the Summary Compensation Table.

DELINQUENT SECTION 16(a) REPORTS
Section 16 of the Securities Exchange Act of 1934 requires United Bancorp’s executive officers, directors and more than ten percent shareholders (“Insiders”) to file with the Securities and Exchange Commission and United Bancorp reports of their ownership of United Bancorp securities. Based upon written representations from the Insiders and copies of reports on Forms 3, 4 and 5 filed with the SEC during the most recent fiscal year, the Corporation believes that all Section 16 reporting requirements applicable to Insiders during 2022 were satisfied on a timely basis.
SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING AND COMMUNICATIONS WITH DIRECTORS
Proposals for Inclusion in Proxy Materials
Shareholders may submit proposals appropriate for shareholder action at the Corporation’s Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2023 Annual Meeting, they must be received by the Corporation no later than November 18, 2023. Such proposals should be directed to United Bancorp, Inc., Attention: Chief Executive Officer, 201 South Fourth Street, Martins Ferry, Ohio 43935.
Proposals Other than for Inclusion in Proxy Materials
Pursuant to the Corporation’s Amended and Restated Code of Regulations (the “Code”), if the Corporation provides less than 25 days’ prior notice of the 2023 Annual Meeting date, the latest possible cut-off for any shareholder to propose any matter to be acted upon at the 2023 Annual Meeting of Shareholders is the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed. Otherwise, in order to be timely, a shareholder’s notice must be delivered to the principal executive officers of the Corporation not less than 25 days prior to the meeting date. If the Board of Directors determines to hold the 2024 annual meeting of shareholders on the third Wednesday of April (April 17, 2023), as is the default annual meeting date pursuant to Section 1 of the Code, notice containing the information required by Section 5 of the Code would need to be delivered to the Corporation’s Secretary no later than March 23, 2024. If notice has not been provided by these respective dates, the business may not be considered at the Annual Meeting.
In addition, in accordance with Federal proxy regulations the proxy cards delivered in connection with next year’s Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation’s Board of Directors, with respect to any shareholder proposal received less than 45 days prior to the anniversary of the mailing date of this year’s proxy materials, which deadline will fall on or around February 1, 2024. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received after November 18, 2023 but prior to February 1, 2024, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”) to ensure the proper delivery of proxy materials related to the proposal.
Director Nominations and Solicitations
In order to make a director nomination at a shareholder meeting, it is necessary that you notify United Bancorp not less than 40 days or more than 60 days prior to the date of the meeting. In addition, the notice must meet all other requirements contained in the Code.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for the 2024 Annual Meeting of Shareholders, other than the nominees of the Corporation’s Board of Directors, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of shares of the Corporation entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees. Such notice must be postmarked or electronically submitted to the Secretary of the Corporation no later than February 19, 2024.
Communications with Directors
Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: United Bancorp Board of Directors, 201 South Fourth Street, Martins Ferry, Ohio 43935. All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Nominating and Governance Committee without any editing or screening.
OTHER BUSINESS
Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.
ANNUAL REPORT TO SHAREHOLDERS
United Bancorp’s Annual Report for its fiscal year ended December 31, 2022 accompanies this Proxy Statement but is not part of our proxy soliciting material. Shareholders may obtain a copy of the Corporation’s annual report on Form 10-K, including financial statements and the notes thereto, required to be filed with the Commission pursuant to SEC Rule 13a-1 for the Corporation’s most recent fiscal year by submitting a written request to Randall M. Greenwood, Corporate Secretary, United Bancorp, Inc., 201 South Fourth Street, Martins Ferry, Ohio. You may also request additional copies of our most recent Annual Report to Shareholders by submitting a written request to Mr. Greenwood’s attention. A library of United Bancorp’s annual reports can be accessed on the Corporation’s website at www.unitedbancorp.com.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
The Securities and Exchange Commission has adopted rules that allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family. This is known as “householding.”
As a consequence, you and all other shareholders who share your home address are receiving only one copy of our annual report and proxy statement for our Annual Meeting of Shareholders. However, we have included a separate proxy card for each registered shareholder located at your home address.
The Corporation will deliver promptly, upon oral or written request, a separate copy of the annual report and proxy statement for our Annual Meeting of Shareholders to any shareholder at a shared address who wishes to his or her own separate copies of such documents. Such notification can be delivered in writing to the Corporation’s transfer agent, American Stock Transfer & Trust Company, at 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219 or by contacting our transfer agent toll free at 1-800-937-5449.
If you and other shareholders who share your same last name and reside with you have received multiple copies of the annual report and proxy statement for our Annual Meeting of Shareholders, and you wish to receive a single copy of such materials in accordance with the Corporation’s householding program, you may contact its transfer agent, American Stock Transfer & Trust Company, toll free at 1-800-937-5449.
We urge you to sign and return the enclosed proxy form as promptly as possible or vote via phone or internet whether or not you plan to attend the meeting in person.

UNITED BANCORP, INC. PROXY ANNUAL MEETING APRIL 19, 2023 This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoint Mr. John M. Hoopingarner and Mr. Richard L. Riesbeck as Proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side, all the common shares of United Bancorp, Inc. held of record by the undersigned on March 10, 2023, at the Annual Meeting of Shareholders to be held on April 19, 2023, or any adjournment thereof. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF UNITED BANCORP, INC. April 19, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The 2022 Annual Report to shareholders, Notice of Meeting, proxy statement and proxy card are available at — http://www.astproxyportal.com/ast/06954/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430000000000000000 8 041923 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To Elect as Directors the Nominees Set Forth at Below: 2. Ratification of the Audit Committee’s selection of the firm of S.R. FOR AGAINST ABSTAIN NOMINEES:
Snodgrass, P.C. to serve as the Company’s Independent Registered Public Accounting Firm for the 2023 fiscal year. FOR ALL NOMINEES O Scott A. Everson O Gary W. Glessner WITHHOLD AUTHORITY O John M. Hoopingarner FOR ALL NOMINEES O Richard L. Riesbeck THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” FOR ALL EXCEPT THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF (See instructions below) DIRECTORS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. EXCEPT” and fill in the circle next to each nominee you wish to withhold, as In their discretion, the named proxies are authorized to vote all shares shown here: represented by this proxy card upon such other business as may properly come before the Annual Meeting. This proxy card when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy card will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF UNITED BANCORP, INC. April 19, 2023 PROXY VOTING INSTRUCTIONS INTERNET — Access “www.voteproxy.com “ and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. ACCOUNT NUMBER IN PERSON — You may vote your shares in person by attending the Annual Meeting. GO GREEN — e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The 2022 Annual Report to shareholders, Notice of Meeting, proxy statement and proxy card are available at — http://www.astproxyportal.com/ast/06954/ — — — — — — — Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. — — — — — - 20430000000000000000 8 041923 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To Elect as Directors the Nominees Set Forth at Below: 2. Ratification of the Audit Committee’s selection of the firm of S.R. FOR AGAINST ABSTAIN NOMINEES: Snodgrass, P.C. to serve as the Company’s Independent Registered Public Accounting Firm for the 2023 fiscal year. FOR ALL NOMINEES O Scott A. Everson O Gary W. Glessner WITHHOLD AUTHORITY O John M. Hoopingarner FOR ALL NOMINEES O Richard L. Riesbeck THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” FOR ALL EXCEPT THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF (See instructions below) DIRECTORS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL INSTRUCTIONS: To withhold ), MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. EXCEPT” and fill in the circle next to each nominee you wish to withhold, as In their discretion, the named proxies are authorized to vote all shares shown here: represented by this proxy card upon such other business as may properly come before the Annual Meeting. This proxy card when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy card will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.